Exhibit 99.2

Q2 ’21 EARNINGS RESULTS

2 Forward-Looking Statements and Other Matters This presentation may contain forward-looking statements. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements can be identified by the use of words such as “illustrative”, “representative”, “expect”, “plan”, “will”, “estimate”, “project”, “intend”, “believe”, and other similar expressions that do not relate to historical matters. These forward-looking statements reflect the Company’s current views about future events, and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward- looking statements: the effect of the COVID-19 pandemic on our business and growth prospects and on our tenants’ business; market demand for ground lease capital; the Company’s ability to source new ground lease investments; the availability of funds to complete new ground lease investments; risks that the rent adjustment clauses in the Company's leases will not adequately keep up with changes in market value and inflation; risks associated with certain tenant and industry concentrations in our portfolio; conflicts of interest and other risks associated with the Company's external management structure and its relationships with iStar and other significant investors; risks associated with using debt to fund the Company’s business activities (including changes in interest rates and/or credit spreads, the ability to source financing at rates below the capitalization rates of our assets, and refinancing and interest rate risks); risks that tenant rights in certain of our ground leases will limit or eliminate the Owned Residual realizations from such properties; general risks affecting the real estate industry and local real estate markets (including, without limitation, the potential inability to enter into or renew ground leases at favorable rates, including with respect to contractual rate increases or participating rent); dependence on the creditworthiness of our tenants and their financial condition and operating performance; competition from other ground lease investors and risks associated with our failure to qualify for taxation as a REIT under the Internal Revenue Code of 1986, as amended. Please refer to the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020 and any subsequent reports filed with the Securities and Exchange Commission (SEC) for further discussion of these and other investment considerations. The Company expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Important Note re COVID-19: Readers of this presentation are cautioned that, due to the possibility that the COVID-19 pandemic will have a delayed adverse impact on our financial results, along with the uncertainty created by the pandemic, our results for the period may not be indicative of future results. Similarly, our Ground Rent Coverage and UCA as of June 30, 2021 are likely to decline with respect to certain properties in future periods due to the continuing impact of the pandemic and the fact that certain metrics that we report and monitor may not reflect the full effects of the pandemic as of their dates of determination. Readers are urged to read our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 when it is filed with the SEC for a more fulsome discussion of our quarterly results, including the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections included therein. Note: Please refer to the Glossary at the end of this presentation for a list of defined terms and metrics. Investor Relations Contact Jason Fooks 212.930.9400 investors@safeholdinc.com

3 Q2 ‘21 Highlights Investment Activity $400m Debut Unsecured Bond Offering $1.0b Cash & Credit Facility Availability(2) $14.7m Net Income $0.28 EPS Earnings Results $222m New Ground Lease Investments(1) $374m UCA Growth Enhanced Capital Efficiency Note: Please see “Unrealized Capital Appreciation Details” in the Appendix for more information. (1) Investments in Q2 ’21 include $12m of forward commitments that have not yet been funded. There can be no assurance that Safehold will complete these transactions. (2) Based on cash & cash equivalents and the unused capacity of the new unsecured revolving credit facility.

4 Q2 ‘21 Q2 ‘20 Y/Y Growth Revenue $44.2m $37.4m +18% Net Income $14.7m $12.5m +18% EPS (Diluted) $0.28 $0.24 +13% Earnings Results

5 Investment Activity (Aggregate Gross Book Value) New ground lease product to meet customer demand earlier in the life cycle of asset iStar originates newly created ground leases on pre- development projects while Safehold makes a commitment to purchase the ground leases contingent on the projects meeting certain criteria In Q2, program led to 2 future ground lease opportunities for SAFE totaling up to $273m(3) of future acquisitions Note: Please see the “Important Note re COVID-19” in the front of this presentation for a statement about metrics this quarter. Refer to Appendix for Portfolio Reconciliation and Glossary for more details. (1) Investments in Q2 ’21 include $12m of forward commitments that have not yet been funded. There can be no assurance that Safehold will complete these transactions. (2) The Company uses estimates of the stabilized Property NOI if it does not receive current tenant information or if the properties are under construction/in transition. These estimates are based on leasing activity at the property, third party appraisals and available market information, such as leasing activity at comparable properties in the relevant market. (3) There can be no assurance that Safehold will complete these transactions. $222m Q2 ’21 Investment Activity(1) 4.9% w.a. Effective Yield 39% w.a. GLTV(2) 3.5x w.a. Rent Coverage(2) 6 ground lease transactions 6 markets (1 new market) Ground Lease Plus

6 $0.3b $0.5b $0.7b $1.1b $2.9b $3.6b IPO (6/22/2017) Q2 '17 Q2 '18 Q2 '19 Q2 '20 Q2 '21 Portfolio Expansion (Aggregate Gross Book Value) 11x Growth Since IPO(1) Note: Please see the “Important Note re COVID-19” in the front of this presentation for a statement about metrics this quarter. Refer to Appendix for Portfolio Reconciliation and Glossary for more details. (1) As of 6/30/21, the portfolio included $105m of forward & future acquisition commitments that have not yet been funded. There can be no assurance that Safehold will complete these transactions.

7 Portfolio Metrics (Current Portfolio Gross Book Value: $3,524m) Note: Please see the “Important Note re COVID-19” in the front of this presentation for a statement about metrics this quarter. (1) Refer to the Glossary in the Appendix for yield calculations and additional details. (2) The Company uses estimates of the stabilized Property NOI if it does not receive current tenant information or if the properties are under construction/in transition. These estimates are based on leasing activity at the property, third party appraisals and available market information, such as leasing activity at comparable properties in the relevant market. Annualized Yield 5.4% ($189m Annualized In-Place GAAP Rent, Net) Annualized Cash Yield 3.4% ($118m Annualized In-Place Cash Rent) Yield Metrics(1) Lease Term Property Type W.A. Rent Coverage 3.3x W.A. GLTV 40% Credit Metrics(2) Office 54% Multifamily 28% Hotel 17% Other 1% Underlying Property >60 yrs 90% <20 yrs 6% 20-60 yrs 4% Lease Term Remaining w/ Ext. (W.A. 89 Years)

8 Geographic Breakdown (Current Portfolio Gross Book Value $3,524m) Detroit Milwaukee Central 3% Minneapolis Nashville West 22% Southwest 7% Southeast 10% Northeast 41% Mid-Atlantic 17% Washington, D.C. Philadelphia Atlanta Raleigh-Durham Orlando Tampa Miami Sarasota Austin Dallas San Antonio Los Angeles San Francisco San Jose Portland Seattle Honolulu Salt Lake City New Haven New York Phoenix San Diego Denver Jacksonville - New

9 Capital Structure (1) Excludes outstanding borrowings under the Company’s unsecured revolving credit facility. (2) Based on SAFE closing share price of $78.50 on June 30, 2021. Interest Rates and Spreads(1) Q2 '21 Portfolio Annualized Yield 5.4% Effective Interest Rate 3.7% Effective spread 163 bps Portfolio Annualized Cash Yield 3.4% Cash Interest Rate 3.1% Cash spread 33 bps Debt and Liquidity Metrics Q2 '21 Total debt $2,205m Total book equity $1,419m Equity market cap(2) $4,186m Total debt / book equity 1.6x Total debt / equity market cap 0.5x Unencumbered assets $1,047m Cash & credit facility availability $999m Debt Offering Debt Overview Baa1 Moody’s (Stable Outlook) Unsecured Revolver $35m Pro-Rata Held by JVs $272m Unsecured Notes $400m Non-Recourse Secured $1,498m Total $2.2b ($965m remaining capacity) 26 year w.a. maturity(1) Credit Ratings $400m of 2.8% Senior Notes due 2031 BBB+ Fitch (Stable Outlook)

10 $6.0b $5.2b $2.2b $1.4b $0.9b $0.4b Q2 '21 Q2 '20 Q2 '19 Q2 '18 Q2 '17 IPO (6/22/2017) Note: Please see the “Important Note re COVID-19” in the front of this presentation for a statement about metrics this quarter. Please see “Unrealized Capital Appreciation Details” in the Appendix for more information. Pictures of properties that are currently under development are presented as renderings. Unrealized Capital Appreciation 92% CAGR +$374m 6 new properties added to UCA in Q2 ‘21

11 APPENDIX

12 Income Statements Appendix Note: Figures in thousands except for share amounts. For the three months ended June 30, For the six months ended June 30, 2021 2020 2021 2020 Revenues: Operating lease income $16,964 $17,113 $34,374 $37,893 Interest income from sales-type leases 27,126 19,831 53,100 38,732 Other income 123 409 246 893 Total revenues $44,213 $37,353 $87,720 $77,518 Costs and expenses: Interest expense $19,160 $16,233 $36,327 $31,381 Real estate expense 722 536 1,319 1,335 Depreciation and amortization 2,385 2,355 4,770 4,702 General and administrative 8,074 6,369 14,729 11,622 Other expense 21 120 391 160 Total costs and expenses $30,362 $25,613 $57,536 $49,200 Income from operations before other items $13,851 $11,740 $30,184 $28,318 Loss on early extinguishment of debt --(216) - Earnings from equity method investments 929 822 1,768 1,640 Net income $14,780 $12,562 $31,736 $29,958 Net (income) attributable to non-controlling interests (48) (48) (96) (97) Net income attributable to Safehold Inc. $14,732 $12,514 $31,640 $29,861 and allocable to common shareholders Weighted avg. share count (basic) 53,309 51,084 53,271 49,656 Weighted avg. share count (diluted) 53,321 51,093 53,283 49,664 Earnings per share (basic & diluted) $0.28 $0.24 $0.59 $0.60

13 Balance Sheets Appendix Note: Figures in thousands. June 30, 2021 December 31, 2020 Assets: Real estate: Real estate, at cost $752,420 $752,420 Less: accumulated depreciation (25,328) (22,314) Real estate, net $727,092 $730,106 Real estate-related intangibles assets, net 239,661 242,166 Total real estate, net and real estate-related intangible assets, net $966,753 $972,272 Net investment in sales-type leases 1,432,481 1,305,519 Ground Lease receivables 679,646 577,457 Equity investments in Ground Leases 169,799 129,614 Cash and cash equivalents 33,949 56,948 Restricted cash 3,784 39,519 Deferred operating lease income receivable 110,676 93,307 Deferred expenses and other assets, net 41,828 34,334 Total assets $3,438,916 $3,208,970 Liabilities: Accounts payable, accrued expenses, and other liabilities $56,120 $76,673 Real estate-related intangible liabilities, net 65,849 66,268 Debt obligations, net 1,897,954 1,684,726 Total liabilities $2,019,923 $1,827,667 Equity: Safehold Inc. shareholders' equity: Common stock $533 $532 Additional paid-in capital 1,421,185 1,412,107 Retained earnings 37,870 23,945 Accumulated other comprehensive loss (43,049) (57,461) Total Safehold Inc. shareholders' equity $1,416,539 $1,379,123 Noncontrolling interests $2,454 $2,180 Total equity $1,418,993 $1,381,303 Total liabilities and equity $3,438,916 $3,208,970

14 Portfolio Reconciliation Appendix Note: $ in millions. Figures in the reconciliation table may not foot due to rounding. IPO (6/22/17) 6/30/17 6/30/18 6/30/19 6/30/20 6/30/21 Net investment in Sales-Type Leases --- $160 $1,045 $1,432 Ground Lease receivables ---- $477 $680 Pro-rata interest in Ground Leases held as equity method investments ---- $343 $438 Real estate, net (Operating Leases) $265 $406 $477 $663 $688 $727 Add: Accumulated depreciation 1 1 7 13 19 25 Add: Lease intangible assets, net 123 132 198 235 241 240 Add: Accumulated amortization 1 1 6 12 19 26 Add: Other assets --- 25 24 23 Less: Lease intangible liabilities, net (51) (58) (58) (58) (57) (66) Less: Non-controlling interest --(2) (2) (2) (2) Gross Book Value $339 $481 $629 $1,050 $2,798 $3,524 Add: Forward Commitments & future acquisition commitment -- 34 83 72 105 Aggregate Gross Book Value $339 $481 $663 $1,133 $2,870 $3,629 Less: Accruals to net investment in leases and ground lease receivables ---(1) (24) (64) Less: Future acquisition commitment -----(83) Aggregate Cost Basis $339 $481 $663 $1,132 $2,846 $3,483 Less: Forward Commitments --(34) (83) (72) (23) Cost Basis $339 $481 $629 $1,049 $2,774 $3,460

15 Unrealized Capital Appreciation Details Appendix Refer to the Glossary in the Appendix for a definition of Owned Residual Portfolio, Unrealized Capital Appreciation (“UCA”), and “Combined Property Value” (“CPV”). SAFE relies in part on CBRE’s appraisals of the CPV of our portfolio in calculating UCA. SAFE may utilize management’s estimate of CPV for ground lease investments recently acquired that CBRE has not yet appraised. For unfunded commitments on construction deals, CPV represents the cost to build inclusive of the ground lease. For a Ground Lease in our portfolio, CBRE estimates its CPV by determining a hypothetical value of the as- improved subject property as of the date of the report, based on an assumed ownership structure different from the actual ownership structure. At our request, CBRE’s analysis does not take into account the in-place Ground Lease or other contractual obligations and is based on the hypothetical condition that the property is leased at market rent at stabilized levels, where applicable, as of the valuation date, without consideration of any costs to achieve stabilization through lease up and associated costs. In determining the CPV of each property, CBRE has utilized the sales comparison approach, based on sales of comparable properties, adjusted for differences, and the income capitalization approach, based on the subject property’s income- producing capabilities. The assumptions applied to determine values for these purposes vary by property type and are selected for use based on a number of factors, including information supplied by our tenants, market data and other factors. We currently intend that the CPV associated with each Ground Lease in our portfolio will be valued approximately every 12 calendar months and no less frequently than every 24 months. The calculation of the estimated UCA in our Owned Residual Portfolio is subject to a number of limitations and qualifications. We do not typically receive full financial statements prepared in accordance with U.S. GAAP for the commercial properties being operated on the land subject to our Ground Leases. In some cases, we are prohibited by confidentiality provisions in our Ground Leases from disclosing information that we receive from our tenants to CBRE. Additionally, we do not independently investigate or verify the information supplied by our tenants, but rather assume the accuracy and completeness of such information and the appropriateness of the accounting methodology or principles, assumptions, estimates and judgments made by our tenants in providing the information to us. Our calculation of UCA in our owned residual portfolio is not subject to U.S. GAAP and will not be subject to independent audit. We conduct rolling property valuations; therefore, our estimated UCA and CPV may not reflect the full impact of the COVID-19 pandemic and may decline materially in the future. There can be no assurance that we will realize any incremental value from the UCA in our owned residual portfolio or that the market price of our common stock will reflect any value attributable thereto. We will generally not be able to realize value from UCA through near term transactions, as properties are leased to tenants pursuant to long-term leases. For more information on UCA, including additional limitations and qualifications, Please refer to our Current Report on Form 8-K filed with the SEC on July 22, 2021 and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, as updated from time to time in our subsequent periodic reports, filed with the SEC. The Company formed a wholly-owned subsidiary called “CARET” that is structured to track and capture UCA to the extent UCA is realized upon expiration of our ground leases, sale of our land and ground leases or certain other specified events. Under a shareholder-approved plan, management was granted up to 15% of CARET units, which remain subject to time-based vesting. See the Company’s 2021 proxy statement for additional information on the long-term incentive plan.

16 Glossary Aggregate Cost Basis Represents Cost Basis plus unfunded commitments. For unfunded commitments, it represents the aggregate future amount to be paid under the commitments. Aggregate Gross Book Value Represents the Current Portfolio plus unfunded commitments. For unfunded commitments, it represents the aggregate future amount to be paid under the commitments. Annualized Cash Yield Calculated as the annualized base Cash Rent plus Percentage Rent divided by Cost Basis. Annualized Yield Calculated as the annualized base GAAP Rent, Net plus Percentage Rent divided by GBV. Cash Interest Rate The current cash interest rate of debt. Cash Rent Represents base ground lease income recognized excluding straight-line rent, amortization of lease intangibles, and non-cash income from sales-type leases. Cost Basis Represents the historical purchase price of an asset, including capitalized acquisition costs. Combined Property Value (CPV) The current combined value of the land, buildings and improvements relating to a commercial property, as if there was no ground lease on the land at the property. CPV is generally based on independent appraisals; however, the Company will use actual sales prices/management estimates for recently acquired and originated ground leases for which appraisals are not yet available. In relation to unfunded commitments, CPV represents the total cost associated with the acquisition, development, and construction of the project. Current Portfolio Represents the portfolio of assets owned at the date indicated, measured using Gross Book Value. Does not include unfunded commitments. Effective Yield Computed similarly to effective yield on a bond, using the rate implicit in the lease based on the contractual future minimum cash flows and a residual equal to our cost of the land. Effective Interest Rate Represents the all-in stated interest rate over the term of debt based on the contractual future payments owed excluding the effect of debt premium, discount and deferred financing costs. GAAP Rent Current quarter revenue from operating and sales-type leases recognized by GAAP. GAAP Rent, Net GAAP Rent less depreciation & amortization. This includes the amortization of a right of use asset recorded as real estate expense (totals $1.4m annualized). Includes our proportionate share of amortization from our equity method investment. Gross Book Value (GBV) Represents Cost Basis plus accrued interest on sales-type leases. Ground Lease-to-Value (GLTV) Calculated as the Aggregate GBV divided by CPV. Safehold uses this metric to assess risk and our seniority level in a real estate capital structure. Similar to the concept of the LTV metric used in the loan market. Ground Lease+ Commitment Safehold’s commitment to purchase ground leases from iStar contingent on certain development and timing criteria Owned Residual Portfolio Represents the portfolio of properties under which Safehold owns a ground lease and reflects Safehold’s right to the land, property and tenant improvements at the end of the lease. The current value of the Owned Residual Portfolio is typically represented by the Combined Property Value or CPV of our portfolio. Percentage Rent Represents TTM cash percentage rent paid by the property. Property NOI Represents the net operating income (NOI) of the building/Safehold’s ground lease tenant prior to paying ground lease rent. Rent Coverage The ratio of Property NOI as provided by the building owner or estimated Property NOI to the annualized Cash Rent due to Safehold. The Company uses estimates of the stabilized Property NOI if it does not receive current tenant information and for properties under construction or transition, in each case based on leasing activity at the property and available market information, including leasing activity at comparable properties in the relevant market. Safehold™/Safehold™ Ground Lease A ground lease originated and structured by Safehold. Underwritten Effective Yield The Effective Yield of a ground lease using our underwriting assumptions. This includes estimated land value, revenue, and CPI grow by no more than 2%. Unrealized Capital Appreciation (UCA) Calculated as the difference between CPV and the portfolio’s Aggregate Cost Basis. The Company tracks UCA because we believe it provides relevant information with regard to the three key investment characteristics of our ground leases: (1) the safety of our position in a tenant’s capital structure; (2) the quality of the long-term cash flows generated by our portfolio rent that increases over time; and (3) increases and decreases in CPV of the portfolio that will ultimately revert to us. Appendix